Southern Natural Gas
an El Paso company

Senior Notes Offering
February 2003

Cautionary Statement Regarding Forward-looking Statements

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful completion of the plan to exit the energy trading business; the demand for cash collateral; actions by the credit rating agencies; the accounting and financial consequences of the plan to exit the energy trading business; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation, regulatory proceedings, appeals from regulatory proceedings, and any related litigation, including those related to the pending FERC proceeding; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings on a timely basis; difficulty in integration of the operations of previously acquired companies; competition; the successful implementation of the 2003 business plan; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Offering Summary: Southern Natural

Issuer:	Southern Natural Gas Company ("Southern Natural")
Ranking:	Senior unsecured
Amount:	$400 MM
Ratings:	B1/B+
Form of offering:	144A with registration rights
Maturity:	2010
Security:	None
Call protection:	NC–4
Covenants:	– Indebtedness – Restricted payments – Mergers – Affiliate transactions – Liens – Parent cash management program
Use of proceeds/ other transactions:	– $295 MM proceeds distributed to El Paso – $95 MM remaining net proceeds retained by Southern Natural for capital expenditures – Contribution of 50% interest in Citrus Corp. – Distribution of intercompany receivables

Management Participants

John Somerhalder
President, El Paso Pipeline Group

Jim Cleary
President, ANR Pipeline Company

Jim Yardley
President, Southern Natural Gas Company

Greg Gruber
Chief Financial Officer and Treasurer
ANR Pipeline Company/Southern Natural Gas Company

Dwight Scott
Chief Financial Officer, El Paso Corporation

Investment Highlights

- Strong natural gas fundamentals
- Leading pipeline assets serving key markets
- Diverse, financially-stable customer bases
- Fee-based cash flows generated under long-term contracts
- Strong credit statistics and historical financial and operating performance
- Long-standing, constructive relationship with the FERC
- Management teams with extensive industry experience

Southern Natural Gas
an El Paso company

Overview of Southern Natural Gas

Southern Natural Gas
an El Paso company

The Southern Natural System ("SNG") — 100%
- Southeastern U.S.
- 8,210 miles
- 2,834 MMcf/d
- 36 comp. stations
- Muldon gas storage–30 Bcf

Bear Creek Storage Company — 50%
- Northern Louisiana
- 58 Bcf gas storage
- Remaining 50% owned by TGP

Southern LNG Inc. — 100%
- Elba Island terminal (Savannah, GA)
- 440 MMcf/d base
- 675 MMcf/d peak

Citrus Corp. (Florida Gas Transmission "FGT") — 50%
- Gulf Coast to Florida
- 4,800 miles
- 2,000 MMcf/d

Southern Natural Gas

SNG and FGT are the Principal Pipelines to the Southeast

SNG

- Transports gas from Gulf of Mexico, LA, TX, and AL
- Services southeastern markets, including metro Atlanta and Birmingham

FGT

- Largest pipeline transporter to Florida
- Primary market is power generation



Muldon
Bear Creek
Elba Island
Gas storage fields
LNG terminal

Overview of Southern LNG



- Elba Island (Savannah, GA)
- Currently 1 of only 4 LNG regasification terminals in U.S.
- In service: 4Q 2001
- Baseload sendout: 440 MMcf/d
- Will expand Elba Island
  - Expect FERC approval in April 2003

Southern Natural Operating Strategy

Generate consistent returns as a leading natural gas transporter to southeastern U.S.

- Provide high value, reliable service to customers
- Expand system to meet growing demand in Southeast
- Control costs and implement best practices to achieve maximum efficiency gains

Strong Customer Profile

	SNG		FGT
% of capacity held by investment-grade customers	95%		86%
% of capacity held by largest customers			
Atlanta Gas Light	30%	FPL	42%
Alabama Gas	15	TECO	22
Scana	10		64%
	55%		
Approximate number of customers (firm transportation)	170		60

Both SNG and FGT are Fully Subscribed Pipelines

Provides revenue stability and platform for growth

- SNG's weighted average contract life is 5 years

	Contract Term
– Atlanta Gas Light	2005–2007
– Alabama Gas	2008
– Scana	2010

- FGT's weighted average contract life is 11–12 years

	Contract Term
– FPL	2015, 2022
– TECO	2010, 2015, 2022

Solid Growth Supported by Long-term Contracts

SNG Expansions 2002–2004

- 699 MMcf/d
- 100% subscribed
- 15-year contracts
- Southern Co., SCANA, others



Elba Expansion 2005–2006

- 360 MMcf/d
- 100% subscribed
- 30-year contract with Shell

FGT Expansions 2002–2003

- 510 MMcf/d
- 100% subscribed
- Mostly 20-year contracts
- FPL, TECO, Southern Co., OUC, others

Stable Regulatory Environment

- Both SNG and FGT use "straight fixed/variable" rate design
  - SNG and FGT derive 92% and 94% respectively of their revenue from capacity reservation charges
  - Only minor revenue impact from volume changes
- SNG's last rate case settlement approved by FERC in 2000
  - Will file a new rate case August 2004 to be effective March 2005
- FGT will file a new rate case September 2003 to be effective April 2004

Summary Capitalization

$ Millions

	9/30/02	Adjustments	Pro Forma 9/30/02
Cash	$ –	$ 95	$ 95
Long-term debt			
6.700% notes due 2007	100	–	$ 100
6.125% notes due 2008	100	–	100
7.350% notes due 2031	300	–	300
8.000% notes due 2032	300	–	300
Proposed offering	–	400	400
Less: Unamortized discount	(2)	–	(2)
Total debt	$ 798	$ 400	$1,198
Total stockholder's equity	1,000	(26)	974
Total book capitalization	**$1,798**	**$ 374**	**$2,172**

Summary Pro Forma Financial Data

$ Millions

	Pro Forma LTM 12/31/01	Pro Forma 9 Months Ending 9/30/02	Pro Forma LTM 9/30/02
Southern Natural EBITDA[1]	$ 220	$ 173	$ 238
Total debt	1,099	1,198	1,198
Interest expense	86	71	92
Shareholder's equity	821	974	974
EBITDA/interest expense	2.6x	2.4x	2.6x
Net debt/EBITDA	4.6x	N/A	4.6x
Debt/total cap	57.2%	55.2%	55.2%

[1]No distributions were made from Citrus, but Citrus EBITDA was $246 MM and $231 MM for 2001 and 9 months ending September 30, 2002 respectively

Note: Pro forma for Citrus and notes offering

El Paso Update

El Paso Five Point Plan

- Preserve and enhance value of core pipeline, production, midstream and non-merchant power business
- Divest non-core businesses quickly, but prudently
- Strengthen and simplify balance sheet while maximizing liquidity
- Aggressively pursue additional cost reductions
- Continue to work diligently to resolve regulatory and litigation matters

Core Business Strategies

- **Pipelines:** Protect and enhance value through continuous efficiency gains and prudent capital spending
- **Production:** Continue to be the industry leader in deep drilling with superior near-term volumes and profit
- **Midstream:** Participate in sector growth through El Paso Energy Partners
- **Power:** Maximize earnings and cash flow from stable, contracted projects while selling certain other assets

2001–2003 Capital Program

$ Billions

Total Capital Expenditures	
2001	$5.7
2002E	$4.0
2003 Plan	$2.6



$1.1
$1.1
$0.9
$2.3
$2.5
$1.3
$0.2
$0.2
$0.1
$1.4
($0.1)
$0.1
$0.7
$0.3
$0.2
Pipelines
Production
Midstream
Power
All other

2003 Estimated Cash Flow

$ Billions

	Year Ending December 31, 2003
Estimated operating cash flow	\$2.5 – \$2.8
Capital expenditures	(2.6)
Common stock dividends	(0.2)
Expected asset sales (excl. working capital)	2.6
Cash flow generation	\$2.3 – \$2.6
Mid-Continent asset sale	\$0.5
Adjusted cash flow generation	**\$2.8 – \$3.1**

Plan Update: Recently Announced Transactions

- El Paso expects a significant increase in liquidity based on its announced transactions
  - Incremental cash of $1.3 billion
  - Elimination of preferred security redemption (Trinity River) of $.8 billion in 2003–2004

Recently Announced Transactions

- $700 MM pipeline bond offerings due 2010
- $500 MM sale of Mid-Continent production assets
- Refinancing of Trinity River preferred security
  - $1.0 billion new 2-year term loan backed by remaining reserves currently in Trinity River
  - (.8) billion Trinity River redemption

  $0.2 billion incremental cash

Asset Sale Program Update

$ Billions

2003 announced asset sales[1]	$2.6
Mid-Continent asset sale	.5
Updated 2003 plan	**$3.1**

Closed 2003 to date	$ .3
Announced 1Q 2003	.2
Mid-Continent asset sale	.5
Total program progress	**$1.0**

[1]Excludes expected working capital recovery of approximately $300 million

2003 Liquidity

	$ Billions
Liquidity as of 1/31/03	**$2.6**
2003 Plan	
Cash flow generation	$2.3–$2.6
Debt maturities	(.5)
Multi-year revolver maturity	(1.0)
Preferred redemptions	(.6)
Electron and Gemstone equity payments	(.2)
Update for announced transactions	
Pipeline bonds	.7
Mid-Continent asset sale	.5
2-year term loan	1.0
Redemption of preferred security	(0.8)
Repayment of Electron	(1.0)
Projected liquidity as of December 31, 2003	**$3.0–$3.3**

Maturity Schedule: Plan Update

$ Millions

	2003			
	2Q	3Q	4Q	2004[1]
2003 Plan				
Debt	$ –	$ 300	$ 200	$ 350
Multi-year revolver	–	1,000	–	–
Preferred securities	390	330	410	620
Plan total	$ 390	$1,630	$ 610	$ 970
Recently Announced Transactions				
Elimination of Trinity River	(235)	(200)	(195)	(195)
New term loan	–	–	–	500
Updated total	**$ 155**	**$1,430**	**$ 415**	**$ 1,275**
Gemstone	–	–	–	950
Adjusted Total	$ 155	$1,430	$ 415	$ 2,225

[1]El Paso is actively engaged in renegotiating its 364-day $3 billion revolver. These numbers assume successful renegotiation and extension of maturity

Summary

Investment Highlights

- Strong natural gas fundamentals
- Leading pipeline assets serving key markets
- Diverse, financially stable customer bases
- Fee-based cash flows generated under long-term contracts
- Strong credit statistics and historical financial and operating performance
- Long-standing, constructive relationship with the FERC
- Management teams with extensive industry experience

Appendix

Transaction Overview: SNG

- El Paso will contribute to Southern Natural its 50% ownership interest in Citrus Corp.
  - Principal asset is Florida Gas Transmission, a 4,800-mile pipeline that extends from Texas to south Florida
  - $574 MM book value as of September 30, 2002
- Southern Natural will distribute to El Paso
  - $305 MM of intercompany receivables
  - $295 MM from offering proceeds
- Remaining net proceeds of $95 MM will be retained by Southern Natural for capital expenditures

Southern Natural Organization Structure


El Paso Corporation
Southern Natural Gas Company
50%
Enron Corp.
50%
Citrus Corp.
Florida Gas Transmission Co.
Citrus Energy Services Inc.
Citrus Trading

- Southern Natural is a wholly owned subsidiary of El Paso Corporation
- Citrus management is overseen by a 6 member board of directors (equally represented by El Paso and Enron)

Southern Natural Gas
an El Paso company

Senior Notes Offering
February 2003